Pension Liability (Details) - Schedule of Weighted Average of the Key Assumptions used to Compute the Benefit Obligations	Dec. 31, 2023	Dec. 31, 2022
Schedule of weighted average of the key assumptions used to compute the benefit obligations [Abstract]
Discount rate	1.45%	2.25%
Rate of increase in compensation level	0.65%	0.25%
Interest credit rate on savings accounts	1.45%	2.25%
Expected long-term rate of return on plan assets	2.30%	2.95%
Inflation rate	1.25%	0.85%